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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

       Date of Report (Date of earliest event reported): August 25, 2003



                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                    0-9036                 23-0787-699
--------------------------------    -----------            ------------------
State or other Jurisdiction         Commission             I.R.S. Employer
of Incorporation or Organization    File Number            Identification No.



                     9000 State Road, Philadelphia, PA 19136
               ---------------------------------------------------
               Address of Principal Executive Offices and Zip Code


       Registrant's telephone number, including area code: (215) 333-9000




ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

            (C)         Exhibits
            99.1        August 25, 2003 Press Release

ITEM 9:  REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)



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         The following information is furnished to the Commission under Item 12.
The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216, dated March 27, 2003.

         On August 25, 2003, registrant announced its results of operations for the fourth quarter ended and the year ended June 30, 2003 as set forth in the press release included as Exhibit 99.1 hereto.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             LANNETT COMPANY, INC

                                             By:  /s/ Larry Dalesandro
                                                  Chief Financial Officer

Date:  August 25, 2003




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                                  EXHIBIT INDEX


Exhibit:    Description:

99.1        August 25, 2003 Press Release